EXHIBIT 99.1

LETTER OF TRANSMITTAL

TO ACCOMPANY CERTIFICATES REPRESENTING SHARES

OF

RIGHT MANAGEMENT CONSULTANTS, INC. COMMON STOCK

IN EXCHANGE FOR BETWEEN 0.3680 AND 0.4497 OF A SHARE

OF

MANPOWER INC. COMMON STOCK

PURSUANT TO THE EXCHANGE OFFER

DESCRIBED IN THE PROSPECTUS, DATED DECEMBER 19, 2003

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

NEW YORK TIME, ON JANUARY 21, 2004, UNLESS THE OFFER IS EXTENDED.

THE EXCHANGE AGENT FOR THE OFFER IS:

MELLON INVESTOR SERVICES LLC

By Mail: Attn: Reorganization Department P.O. Box 3310 South Hackensack, New Jersey 07606	By Overnight Delivery: Attn: Reorganization Department 85 Challenger Road Overpeck Centre Mail Stop – Reorg. Ridgefield Park, New Jersey 07660	By Hand Delivery: Attn: Reorganization Department 120 Broadway, 13th Floor New York, New York 10271

Method of delivery of the certificate(s) representing shares of Right Management Consultants, Inc. Common Stock is at the option and risk of the owner thereof. See Instruction 2.

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Transmittal where indicated below and complete the substitute form W-9 provided below.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

THE INFORMATION AGENT FOR THE OFFER IS:

Georgeson Shareholder Communications Inc.

17 State Street – 10th Floor

New York, New York 10004

Banks and Brokers Call: (212) 440-9800

All Others Call Toll Free: (866) 257-5108

This Letter of Transmittal is to be used by shareholders of Right Management Consultants, Inc. (“Right”) if certificates representing shares of Right Common Stock (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of shares of Right Common Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures described under “The Transaction—Procedure for Tendering” in the Prospectus (as defined below).

Shareholders whose certificates representing shares of Right Common Stock are not immediately available or who cannot deliver their certificates and all other documents required hereby to Mellon Investor Services LLC (the “Exchange Agent”) on or prior to the expiration date of the Offer (as defined below), as it may be extended and in any subsequent offering period (the “Expiration Date”), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their shares of Right Common Stock according to the guaranteed delivery procedures described under “The Transaction—Guaranteed Delivery” in the Prospectus. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Exchange Agent for purposes of this offer.

DESCRIPTION OF SHARES OF RIGHT MANAGEMENT CONSULTANTS, INC. COMMON STOCK TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please Fill In Exactly as Name(s) Appear(s) on Shares Representing Shares of Right Management Consultants, Inc. Common Stock (the “Right Certificates”))	Right Management Consultants, Inc. Stock Certificates and Shares of Right Management Consultants, Inc. Common Stock (“Right Common Stock”) Tendered (Attach Additional List if Necessary)

	Right Certificates Number(s)(1)	Total Number of Shares of Right Common Stock Represented by Right Certificates(1)	Number of Shares of Right Common Stock Tendered(2)

Total Shares of Right Common Stock:

(1)      Need not be completed by Book-Entry Shareholders.

(2)      Unless otherwise indicated, it will be assumed that all shares of Right Common Stock represented by Right Certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

☐  Check here if certificates have been lost, destroyed or stolen. See Instruction 11.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

☐	Check here if shares of Right Common Stock are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	Check here if shares of Right Common Stock are being delivered pursuant to a notice of guaranteed delivery previously sent to the Exchange Agent and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN  THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

On December 10, 2003, Manpower Inc., a Wisconsin corporation (“Manpower”), entered into an agreement and plan of merger (the “Merger Agreement”) with Right Management Consultants, Inc., a Pennsylvania corporation (“Right”), providing for Manpower, through Hoosier Acquisition Corp., a Pennsylvania corporation and a wholly owned subsidiary of Manpower (“Purchaser”), to acquire all of the outstanding shares of Right common stock, par value $0.01 per share (“Right Common Stock”), in an exchange offer (the “Offer”), and a subsequent merger of Purchaser into Right. Pursuant to the terms of the Offer described in the Prospectus, dated December 19, 2003 (as the same may, from time to time, be amended, supplemented or finalized, the “Prospectus”), which was delivered to, and the receipt of which is hereby acknowledged by, the undersigned holder of shares of Right Common Stock, along with this Letter of Transmittal, the undersigned hereby delivers the above-described shares of Right Common Stock, and understands that each such share of Right Common Stock shall, pursuant to the terms of the Offer, be exchanged for between 0.3680 and 0.4497 of a share of common stock, par value $0.01 per share, of Manpower (“Manpower Common Stock”). The exact exchange rate will be determined using a formula based on the average trading price of Manpower Common Stock for the ten trading days ending on and including the second trading day preceding the first acceptance for exchange by Manpower of shares of Right Common Stock pursuant to the Offer. If the Manpower average trading price is less than $37.80 per share, Manpower, at its option, may increase the exchange rate above 0.4497 of a share of Manpower Common Stock. The Prospectus describes in detail the method by which this exchange rate is calculated.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the shares of Right Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the shares of Right Common Stock that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of Right Common Stock or other securities (other than shares of Manpower Common Stock) issued or issuable in respect thereof on or after January 21, 2004 (collectively, “Distributions”)) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Right Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing such shares of Right Common Stock (and any and all Distributions), or transfer ownership of such shares of Right Common Stock (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Purchaser, (ii) present such shares of Right Common Stock (and any and all Distributions) for transfer on the books of Right, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Right Common Stock (and any and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Jeffrey A. Joerres and Michael J. Van Handel, and each of them, in their respective capacities as officers of Manpower, and any individual who shall thereafter succeed to any such office of Manpower, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of Right shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the shares of Right Common Stock (and any and all Distributions) tendered hereby and accepted for exchange by Manpower or Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such shares of Right Common Stock for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such shares of Right Common Stock in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares of Right Common Stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for shares of Right Common Stock (or other Distributions) to be deemed validly tendered, immediately upon Purchaser’s acceptance for exchange of such shares of Right Common Stock, Purchaser must be able to exercise full voting, consent and other rights with respect to such shares of Right Common Stock (and any and all Distributions), including voting at any meeting of Right shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Right Common Stock tendered hereby and all Distributions, that the undersigned owns the shares of Right Common Stock tendered hereby, and that when the same are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares of Right Common Stock tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the shares of Right Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the shares of Right Common Stock tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The valid tender of shares of Right Common Stock pursuant to any one of the procedures described under “The Transaction—Procedure for Tendering” in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the shares of Right Common Stock tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions” below, please issue the shares of Manpower Common Stock and a check for cash in lieu of fractional shares, and return any certificates representing shares of Right Common Stock not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under “Description of Shares of Right Management Consultants, Inc. Common Stock Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please mail the shares of Manpower Common Stock and a check for cash in lieu of fractional shares and return any certificates representing shares of Right Common Stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares of Right Management Consultants, Inc. Common Stock Tendered.” In the event that the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, please issue the shares and a check for cash in lieu of fractional shares, and issue certificates representing shares of Right Common Stock not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” please credit any shares of Right Common Stock tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any shares of Right Common Stock from the name of the registered holder thereof if Purchaser does not accept for exchange any or all of the shares of Right Common Stock so tendered.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the shares of Manpower Common Stock and the check for cash payable in lieu of fractional shares is to be issued in the name of someone other than the undersigned, if certificates representing shares of Right Common Stock not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if shares of Right Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue:   ☐  Check

             ☐  Certificates to:

Name

(Please Print)

Address

(Zip Code)

Taxpayer Identification or Social Security No.

(See substitute Form W-9)

☐        Credit the shares of Right Common Stock tendered by book-entry transfer that are not accepted for exchange to DTC to the account number set forth below:

(Book-Entry Transfer Facility Account Number, If Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates representing shares of Right Common Stock not tendered or not accepted for exchange and the shares of Manpower Common Stock and the check for cash payable in lieu of fractional shares is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares of Right Management Consultants, Inc. Common Stock Tendered.”

Issue:   ☐  Check

             ☐  Certificates to:

Name

(Please Print)

Address

(Zip Code)

Taxpayer Identification or Social Security No.

(See substitute Form W-9)

→

←

→

←

←

IMPORTANT

SHAREHOLDERS SIGN HERE

(PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

Dated: , 200

Dated: , 200
Signature(s) of Shareholders

Name(s):

(Please Print)

Capacity (full title):

(See Instruction 5)

Address:

(Include Zip Code)

Area Code and

Telephone Number:

Taxpayer Identification or

Social Security Number:

(See Substitute Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) representing shares of Right Common Stock or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Guarantee of Signature(s)

(if Required; See Instructions 1 and 5)

For Use by Eligible Institutions Only,

Place Medallion Guarantee In Space Below

Name of Firm:	Name(s)
Address:	Area Code and Telephone Number:
(Include Zip Code)
Authorized Signature:	Dated: , 200

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.	Guarantee of Signatures.

No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the shares of Right Common Stock) of shares of Right Common Stock tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal, or (b) if such shares of Right Common Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an “eligible institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 5 of this Letter of Transmittal.

2.	Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by shareholders of Right either if certificates representing shares of Right Common Stock are to be forwarded herewith or, unless an Agent’s Message (as defined below) is utilized, if the delivery of certificates representing shares of Right Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and under “The Transaction—Procedure for Tendering” in the Prospectus. For a shareholder to validly tender shares of Right Common Stock pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (with respect to book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates representing tendered shares of Right Common Stock must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) certificates representing shares of Right Common Stock must be delivered pursuant to the procedures for book-entry transfer set forth herein and under “The Transaction—Procedure for Tendering” in the Prospectus and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and under “The Transaction—Guaranteed Delivery” in the Prospectus.

Shareholders whose certificates representing shares of Right Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Right Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and under “The Transaction—Guaranteed Delivery” in the Prospectus.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates representing all tendered shares of Right Common Stock, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered shares of Right Common Stock), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry

Transfer Facility tendering the shares of Right Common Stock, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

The signatures on this Letter of Transmittal cover the shares of Right Common Stock tendered hereby.

The method of delivery of the shares of Right Common Stock, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering shareholder. The shares of Right Common Stock will be deemed delivered only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Right Common Stock will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of acceptance of their shares of Right Common Stock for exchange.

3.	Inadequate Space.

If the space provided herein under “Description of Shares of Right Management Consultants, Inc. Common Stock Tendered” is inadequate, the number of shares of Right Common Stock tendered and the share certificate numbers with respect to such shares of Right Common Stock should be listed on a separate signed schedule attached hereto.

4.	Partial Tenders.

Not applicable to shareholders who tender by book-entry transfer.    If fewer than all the shares of Right Common Stock evidenced by any share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of shares of Right Common Stock that are to be tendered in the box entitled “Number of Shares of Right Common Stock Tendered.” In any such case, new certificate(s) for the remainder of the shares of Right Common Stock that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date or the termination of the Offer. All shares of Right Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.	Signatures on Letter of Transmittal; Stock Powers and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the shares of Right Common Stock tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the shares of Right Common Stock tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any of the tendered shares of Right Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates representing shares of Right Common Stock.

If this Letter of Transmittal or any certificate representing shares of Right Common Stock or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

If this Letter of Transmittal is signed by the registered holder(s) of the shares of Right Common Stock listed and transmitted hereby, no endorsements of certificates representing shares of Right Common Stock or separate stock powers are required unless payment or certificates representing shares of Right Common Stock not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates representing shares of Right Common Stock or stock powers must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates representing shares of Right Common Stock listed and transmitted hereby, the certificates representing shares of Right Common Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing shares of Right Common Stock. Signature(s) on any such certificates representing shares of Right Common Stock or stock powers must be guaranteed by an Eligible Institution.

6.	Stock Transfer Taxes.

Any transfer taxes on the exchange of shares of Right Common Stock pursuant to the Offer that are imposed on the acquirer of the shares of Right Common Stock will be paid by Manpower. Any transfer taxes on the exchange of shares of Right Common Stock pursuant to the Offer that are imposed on the transferor of the shares of Right Common Stock will be paid by you.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates representing the shares of Right Common Stock tendered hereby.

7.	Special Issuance and Delivery Instructions.

If certificates representing shares of Manpower Common Stock and a check for cash in lieu of fractional shares, and certificates representing shares of Right Common Stock not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering shares of Right Common Stock by book-entry transfer may request that shares of Right Common Stock not purchased be credited to such account maintained at the book-entry transfer facility as such shareholder(s) may designate in the box entitled “Special Issuance Instructions.” If no such instructions are given, any such shares of Right Common Stock not purchased will be returned by crediting the account at the book-entry transfer facility designated above as the account from which such shares of Right Common Stock were delivered.

8.	Requests for Assistance or Additional Copies.

Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the notice of guaranteed delivery and the guidelines for certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent at its address and phone number described below, or from your broker, dealer, commercial bank, trust company or other nominee.

9.	Waiver of Conditions.

Purchaser reserves the absolute right in its sole discretion (subject to terms of the Merger Agreement) to waive any of the specified conditions of the Offer (other than the minimum tender condition, the condition regarding expiration or termination of the applicable waiting period under U.S. antitrust laws, the conditions relating to the effectiveness of the registration statement for the shares of Manpower Common Stock to be issued in the Offer and the listing of shares of Manpower Common Stock on the New York Stock Exchange and the tax opinion conditions), in whole or in part, provided that all conditions to the Offer must be satisfied or waived prior to the expiration of the Offer.

10.	Substitute Form W-9.

The tendering shareholder is generally required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”), generally the shareholder’s social security number or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the shareholder is subject to backup withholding of United States federal income tax or otherwise establish an exemption from backup withholding. If a tendering shareholder is subject to Federal Backup Withholding, the shareholder must cross out Item (2) of the “Certification” box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and a 28% federal backup withholding tax on the payment of cash instead of fractional shares. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write “applied for” in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If “applied for” is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 28% on all payment of cash instead of fractional shares until a TIN is provided to the Exchange Agent.

11.	Lost, Destroyed or Stolen Share Certificates.

If any certificate(s) representing shares of Right Common Stock has been lost, destroyed or stolen, the shareholder should promptly notify the Exchange Agent, by checking the box under “Description of Shares of Right Management Consultants, Inc. Common Stock Tendered.” The shareholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

Important: This Letter of Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Exchange Agent prior to the Expiration Date and either certificates for tendered shares of Right Common Stock must be received by the Exchange Agent or shares of Right Common Stock must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

Tax Information

A shareholder whose tendered shares of Right Common Stock are accepted for payment and who may receive cash instead of a fractional share is generally required to provide the Exchange Agent (as payer) with such shareholder’s correct TIN on the Substitute Form W-9 provided below. If such shareholder is an individual, the TIN is such person’s social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person’s IRS individual taxpayer identification number. If a tendering shareholder is subject to federal backup withholding, the shareholder must cross out Item (2) of the certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the IRS. In addition, any cash payments that are made to such shareholder pursuant to the Offer may be subject to 28% federal backup withholding.

Certain shareholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that shareholder must submit to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. Such forms may be obtained from the Exchange Agent. Exempt United States shareholders should furnish their TIN, write “EXEMPT” on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Purpose of Substitute Form W-9

To prevent federal backup withholding on cash payments that are made to a shareholder with respect to fractional shares pursuant to the Offer, the shareholder is generally required to notify the Exchange Agent of such shareholder’s correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such shareholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

What Number to Give the Exchange Agent

The shareholder is required to give the Exchange Agent the TIN of the record owner of the shares of Right Common Stock. If the shares of Right Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write “applied for” in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If “applied for” is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 28% on all cash payments in lieu of fractional shares until a TIN is provided to the Exchange Agent.

NAME OF COMPANY:    RIGHT MANAGEMENT CONSULTANTS, INC.

As a registered owner of securities of the corporation listed above,

you are requested to sign and return this certification.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Certification of Taxpayer Identification Number (See Instruction 10)

Part 1—Taxpayer Identification Number (TIN)

PLEASE ENTER YOUR TAX IDENTIFICATION NUMBER AND SIGN AND DATE. FAILURE TO PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER WILL RESULT IN A 28% BACKUP WITHHOLDING.

The Taxpayer Identification Number for an individual is his/her Social Security number. OR Enter Taxpayer Identification Number or Employer Identification Number below
Note: In addition to providing your signature, please print or type your name and address on the bottom portion of this form.

Part 2—Certification

Under penalties of perjury, I certify (1) that the number shown in this form is my correct Taxpayer Identification Number, (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding, and (3) that I am a U.S. person.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:                                                                                           Date:

Note:       If you have been notified that you are subject to backup withholding due to notified payee under reporting, and if you have not received a notice from the IRS advising you that backup withholding has terminated, strike out the language in clause (2) of the paragraph above.

Part 3—Awaiting TIN

Check this box if you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the future. Please see Instruction 10 for more information. ☐

Name:

Address:

Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other materials related to the Offer may be directed to the Information Agent as described below: